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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ______________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)   July 16, 1999 (June 30, 1999)
                                                   -----------------------------


                      Alliance Bancorp of New England, Inc.
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               (Exact Name of Registrant as Specified in Charter)



         Delaware                    001-13405                    06-1495617
----------------------------     ----------------             ------------------
(State of Other Jurisdiction     (Commission File                IRS Employer
    of Incorporation)                 Number)                 Identification No.

                     348 Hartford Turnpike, Vernon, CT                  06066
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               (Address of Principal Executive Offices)               (Zip Code)



Registrant's telephone number, including area code       (860) 875-2500
                                                      --------------------------


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events.

         Alliance Bancorp of New England, Inc. ("Alliance") announced that it had issued $3.5 million in Trust Preferred Securities through a wholly owned subsidiary, Alliance Capital Trust I, on June 30, 1999, in a Private Placement. A copy of the press release announcing the transaction is attached hereto as
Exhibit 99(i).

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements of Businesses Acquired
                  Not applicable

         (b)      Pro Forma Financial Information
                  Not applicable

         (c)      Exhibits

                  (99)(i)  Press release dated July 1, 1999

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                               ALLIANCE BANCORP OF
                                                 NEW ENGLAND, INC.
                                               Registrant



Date:  July 16, 1999              By:          /s/ David H. Gonci
                                               ---------------------------------
                                                   David H. Gonci
                                                   Senior Vice President/
                                                   Chief Financial Officer

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